STATEMENT OF ADDITIONAL INFORMATION

                           FOR THE INTERNET INDEX FUND

                            Dated September 30, 2000

                                IGAM Group Funds
                      South Kingstown Office Park, Suite A5
                                24 Salt Pond Road
                               Wakefield, RI 02879
                                 (401) 788-0977
                       Website: www.internetindexfund.net

This Statement of Additional Information relates to the Internet Index Fund (the "Fund"), which is the first mutual fund within the IGAM Group Funds family. The SAI is not a prospectus but should be read in conjunction with the Fund's current Prospectus dated September 30, 2000. To obtain the Prospectus and other information about the Fund, please visit the Fund's web-site, call 1-800-234-0849 or write to the Fund as shown below:

REGULAR MAIL:                              OVERNIGHT OR EXPRESS MAIL:
-------------                              --------------------------
Internet Index Fund                        Internet Index Fund
c/o Firstar Mutual Fund Services, LLC      c/o Firstar Mutual Fund Services, LLC
P.O. Box 701                               615 East Michigan Street, 3rd Floor
Milwaukee, WI  53201-0701                  Milwaukee, WI  53202



The Fund's audited financial statements for the period November 4, 1999 through June 30, 2000 contained in its annual report to shareholders are incorporated herein by reference.

                                TABLE OF CONTENTS

THE FUND.......................................................................3

INVESTMENT OBJECTIVE AND STRATEGIES............................................3

INVESTMENT RESTRICTIONS........................................................7

MANAGEMENT OF THE FUND.........................................................9

MANAGEMENT OWNERSHIP..........................................................13

INVESTMENT MANAGER............................................................13

CODE OF ETHICS................................................................13

ADMINISTRATIVE SERVICES.......................................................14

CUSTODIAN.....................................................................14

DISTRIBUTOR...................................................................14

PRICING OF SHARES.............................................................16

SHARES OF BENEFICIAL INTEREST.................................................17

PURCHASING SHARES.............................................................17

REDEMPTION OF SHARES..........................................................18

PORTFOLIO TRANSACTIONS AND TURNOVER...........................................19

ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES.............................20

PERFORMANCE INFORMATION.......................................................23

AUDITORS......................................................................24

FINANCIAL STATEMENTS..........................................................24



THE FUND

IGAM Group Funds (the "Trust") is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") which is currently comprised of a single fund called the Internet Index Fund (the "Fund"). The Trust was organized as a business trust under the Delaware Business Trust Act on July 16, 1999. The Fund's registered office in Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801 and its principal office is at South Kingstown Office Park, Suite A5, 24 Salt Pond Road, Wakefield, RI 02879.

INVESTMENT OBJECTIVE AND STRATEGIES

The Fund is a non-diversified series of the Trust. The Fund's investment objective is to provide investment results, using statistical procedures, that parallel the Dow Jones Internet IndexSM, a diversified index which is comprised of approximately 40 stocks of companies whose primary focus is Internet related.

The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment information set forth in the Fund's Prospectus. The investment practices described below, except for the discussion of certain specified investment policies and restrictions, are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with the Fund's investment program. The securities in which the Fund may invest include those described below.

COMMON AND PREFERRED STOCK. Common stocks are units of ownership of a corporation. Preferred stocks are stocks that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities that may be converted into or exchanged for a specific amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

FUTURES. The Fund may enter into contracts for the purchase or sale for future delivery of securities including contracts for the purchase or sale for future delivery of the stocks within an index. The Fund will not use futures contacts as leveraged investments that magnify the gains and losses of an investment. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities or foreign currency called for by the contract at a specified price and future date. When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

The Fund may enter into futures contracts and engage in options on futures to the extent that no more than 5% of the Fund's assets are required as futures contract margin deposits and premiums on options, and may engage in such transactions to the extent that obligations relating to such futures and related options on futures transactions represent not more than 20% of the Fund's assets.

Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract. Brokerage commissions are incurred when a futures contract is bought or sold.

The Fund will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.

INDEX OPTIONS. The Fund may purchase exchange-listed put and call options on stock indices and sell such options in closing sale transactions. The Fund may purchase call options on indices to temporarily achieve market exposure when the Fund is not fully invested. The Fund may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry. While the option is open, the Fund will maintain a segregated account with its custodian in an amount equal to the market value of the option.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier").

The Fund's purchases of options on indices will subject it to the following risks described below. First, because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security.

Second, index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, the Fund would not be able to close put options which it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

Third, if the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds' shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-payment securities, such as CATs and TIGRs, which are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. Government.

BANK OBLIGATIONS. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

LOANS OF PORTFOLIO SECURITIES. The Fund may lend its investment securities to approved borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, provided that such loans do not exceed 33 1/3% of the Fund's total assets at the time of the most recent loan. By lending its investment securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that: (a) the borrower pledge and maintain with a Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned; (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis); (c) the loan be made subject to termination by a Fund at any time; and
(d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

REPURCHASE AGREEMENTS. When the Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. The Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

In the event of bankruptcy or other default by the seller of the security under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In such event, instead of the contractual fixed rate of return, the rate of return to the Fund would be dependent upon intervening fluctuations of the market value of the underlying security and the accrued interest on the security. Although the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform, the ability of the Fund to recover damages from a seller in bankruptcy or otherwise in default would be reduced.

Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve sales of portfolio securities of the Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. The Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, the Fund will direct its custodian bank to place cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in a segregated account of the Fund in an amount equal to the repurchase price. Any assets held in any segregated account shall be liquid, unencumbered and marked-to-market daily.

A reverse repurchase agreement involves the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings and as such, are subject to the same investment limitations.

BORROWING. The Fund may borrow money as a temporary measure or for extraordinary purposes or to facilitate redemptions subject to the fundamental investment restriction described below under the heading "Investment Restrictions." The Fund will not borrow money in excess of 33 1/3% of the value of its total assets. Any borrowing above 5% of the Fund's total assets will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

OTHER INVESTMENTS. The Board of Trustees may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investment would be consistent with the Fund's investment objective and that it would not violate any fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS. The Fund has adopted the following fundamental investment policies and restrictions which cannot be changed without the approval of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, a "majority of the outstanding voting securities" of a fund means the vote of: (i) more than 50% of the outstanding voting securities of the fund; or (ii) 67% or more of the voting securities of the fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.

CONCENTRATION. The Fund has adopted a policy of concentrating in securities issued by companies within the Internet industry but will, otherwise, not make investments that result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry. This restriction, however, does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities. The SEC staff currently takes the position that a fund concentrates its investments in a particular industry if more than 25% of its net assets is invested in issuers within the industry.

SENIOR SECURITIES & BORROWING. The Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

UNDERWRITING. The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

REAL ESTATE. The Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

COMMODITIES. The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

LENDING. The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

NON-FUNDAMENTAL POLICIES AND RESTRICTIONS. In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus and this SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

OTHER INVESTMENT COMPANIES. The Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

ILLIQUID SECURITIES. The Fund may not invest more than 15% of its net assets in securities which it can not sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

NON-DIVERSIFIED FUND. The Fund is non-diversified under the 1940 Act, which means that there is no restriction under the 1940 Act on how much the Fund may invest in the securities of any one issuer. However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code ("Code"), the Fund intends to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. Pursuant to these requirements, the Fund will, among other things, limit its investments in the securities of any one issuer (other than U. S. Government securities or securities of other regulated investment companies) to no more than 25% of the value of the Fund's total assets. In addition, the Fund, with respect to 50% of its total assets, will limit its investments in the securities of any issuer to 5% of the Fund's total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer.

In applying the Fund's fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that investments in certain categories of companies will not be considered to be investments in a particular industry. For example: (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; (iii) asset-backed securities will be classified according to the underlying assets securing such securities; and (iv) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

MANAGEMENT OF THE FUND

The Trust is governed by a Board of Trustees. The Board of Trustees consists of five individuals, four of whom are not "interested persons" of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act. The Trustees are experienced business persons who meet throughout the year to oversee the Trust's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names and business addresses of the Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below.

--------------------------------------------- -------- ----------------- ----------------------------------------------------
       NAME AND ADDRESS                         AGE       POSITION        PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
--------------------------------------------- -------- ----------------- ----------------------------------------------------
Edward M. Mazze, Ph.D.                          59     Chairman of the   Presently, Dean, College of Business
The University of Rhode Island                         Board of          Administration of the University of Rhode Island
College of Business Administration                     Trustees          since 1998; Director, Technitrol Incorporated
7 Lippit Road                                                            since 1985; Director, McGettigan Partners,
301 Ballentine Hall                                                      1989-1993, 1997 to present; Honorary Board Member,
Kingston, RI  02881-0802                                                 Delaware Valley College of Science and
                                                                         Agriculture, since 1997; Accreditation Panel
                                                                         Member, Middle States Association of Colleges
                                                                         and Secondary School Commission of Higher Education,
                                                                         since 1981; Previously, Dr. Mazze held the
                                                                         position of Dean at the University of North Carolina
                                                                         at Charlotte's Belk College of Business Administration
                                                                         (1993-1998), at the School of Business and Management
                                                                         at Temple University (1979-1986, professor from
                                                                         1979-1993) and at Seton Hall University's W. Paul
                                                                         Stillman School of Business (1975-1979). From
                                                                         1984 to 1997, Dr. Mazze was a Bankruptcy Trustee
                                                                         for the United States Bankruptcy Court in the
                                                                         Eastern District of Pennsylvania, and from
                                                                         1985 to 1987, he served as the Chairman of the
                                                                         Board and Chief Executive Officer of the William
                                                                         Penn Bank in Philadelphia (now part of Mellon
                                                                         Bank). He also previously served on the
                                                                         Boards of numerous public and private businesses,
                                                                         educational organizations and foundations
                                                                         and held numerous governmental, professional
                                                                         and academic appointments.
--------------------------------------------- -------- ----------------- ----------------------------------------------------
Eugene Y.W. Lee, Ph.D.*                         49     Trustee,          President, Integrity Global Asset Management, Inc.
Integrity Global Asset Management, Inc.                President,        since 1997; Associate Professor of Finance,
South Kingstown Office Park                            Treasurer and     University of Rhode Island (faculty member since
Suite A5                                               Secretary         1992).
24 Salt Pond Road
Wakefield, RI 02879
--------------------------------------------- -------- ----------------- ----------------------------------------------------
Andrew Laviano                                  58     Trustee and       Professor, University of Rhode Island since 1976;
The University of Rhode Island                         Chairman of       previously, attorney in private practice.
College of Business Administration                     Audit Committee
7 Lippit Road
349 Ballentine Hall

Kingston, RI  02881-0802
--------------------------------------------- -------- ----------------- ----------------------------------------------------
Harris N. Rosen                                 67     Trustee           At the University of Rhode Island, presently
76 Sundance Trail                                                        serves as Special Assistant to the Dean of the
Wakefield, RI 02879                                                      University, and in 1998, as Executive in
                                                                         Residence, teaching courses in Supervision,
                                                                         Management and Introduction to Business;
                                                                         previously, President of School House Candy
                                                                         Company, Pawtucket, RI 1969 through 1998;
                                                                         Mr. Rosen also serves as the Director
                                                                         of the Jewish Federation of Rhode Island
                                                                         and has served in various capacities since
                                                                         1970; Trustee of Women and Infants' Hospital,
                                                                         Rhode Island, since 1978; Corporator of
                                                                         Rhode Island Hospital since 1982; and has
                                                                         held numerous business and community
                                                                         service positions in the Rhode Island
                                                                         area over the years.
--------------------------------------------- -------- ----------------- ----------------------------------------------------
Bruce Whyte                                     59     Trustee           Self-employed Marketing Consultant since 1992;
331 Stratfield Road                                                      Director of Business Development, First Alert
Fairfield, CT  06432                                                     (disaster recovery emergency services), 1998-1999,
                                                                         and Managing Consultant, EverColor Fine Art
                                                                         (printing and fine art publishing company),
                                                                         1998-1999; Executive Vice President and
                                                                         Director, Sanctuary Inc. (product and service
                                                                         provider to older adults and their 1996-1997;
                                                                         President, Ulster Arts Alliance, Inc. (professional
                                                                         service organization), 1992-1996; Chairman,
                                                                         Center for Arts and Technology, 1992-1996;
                                                                         Treasurer and Marketing Director, Entrepreneurial
                                                                         Catalyst Forum, Inc., 1992-1996. Mr. Whyte
                                                                         has served as an advisor and business consultant
                                                                         to both the United States Congress and United
                                                                         States Treasury Department, as well as to
                                                                         the New York Department of State, New York
                                                                         Attorney General, New York State Senate
                                                                         and Assembly, and New York State Council on the
                                                                         Arts.
--------------------------------------------- -------- ----------------- -----------------------------------------------------------

* Dr. Lee is deemed to be an "interested person" of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

TRUSTEE COMPENSATION. For their service as Trustees, the independent trustees receive $1,000 per Trustee meeting, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. The Chairman of the Board receives additional compensation of $500 per meeting for his services as chairman, and the Chairman of the Audit Committee receives additional compensation of $250 per meeting for his service as chairman. Dr. Lee is an interested trustee and, therefore, is paid by the investment manager and does not receive any compensation for his service as a Trustee. These compensation amounts will remain in place until the Fund reaches $50 million in assets. When the Fund reaches $50 million, the independent trustees will receive $2,000 per Board meeting attended, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. The Chairman of the Board will receive additional compensation of $2,000 per Board meeting attended for his service as chairman, and the Chairman of the Audit Committee will receive additional annual compensation of $2,000.

The following chart provides certain information about the Trustee fees of the Trust for the period November 4, 1999 through June 30, 2000.*

                                                          PENSION OR                            TOTAL COMPENSATION
                                    AGGREGATE        RETIREMENT BENEFITS   ESTIMATED ANNUAL   FROM COMPANY AND FUND
      NAME OF PERSON/POSITION   COMPENSATION FROM     ACCRUED AS PART OF     BENEFITS UPON       COMPLEX* PAID TO
                                    THE TRUST           FUND EXPENSES         RETIREMENT             TRUSTEES
      ------------------------ --------------------- --------------------- ------------------ -----------------------
      Edward M. Mazze, Ph.D,          $6,000                  $0                  $0                  $6,000
      Chairman of the Board
      ------------------------ --------------------- --------------------- ------------------ -----------------------
      Eugene Y.W. Lee, Ph.D,            $0                    $0                  $0                    $0
      CFA
      President
      ------------------------ --------------------- --------------------- ------------------ -----------------------
      Andrew C. Laviano,              $5,000                  $0                  $0                  $5,000
      J.D. Trustee and
      Chairman of Audit
      Committee
      ------------------------ --------------------- --------------------- ------------------ -----------------------
      Harris N. Rosen Trustee         $4,000                  $0                  $0                  $4,000
      ------------------------ --------------------- --------------------- ------------------ -----------------------
      Bruce Whyte Trustee             $4,000                  $0                  $0                  $4,000
      ------------------------ --------------------- --------------------- ------------------ -----------------------

         *The "Fund Complex" includes only the Fund.
         The information presented in the table above is for the period November 4, 1999 through June 30, 2000.

Trustees of the IGAM Group Fund family, employees, retirees and their families of IGAM and T.O. Richardson, individuals holding an account or other advisory relationship with IGAM or T.O. Richardson, and employees and/or representatives of registered broker-dealers with a selling agreement with T.O. Richardson do not have to pay front-end sales charges (provided the status of the investment is explained at the time of investment) on purchases of Fund shares. These exemptions of sales charges are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

CONTROL PERSONS, PRINCIPAL HOLDERS OF SECURITIES AND MANAGEMENT OWNERSHIP. The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund as of August 31, 2000 (a "principal shareholder"). A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. There are no control persons of the Fund. Principal holders are persons that beneficially own 5% or more of a Fund's outstanding shares.

PRINCIPAL SHAREHOLDERS OF THE FUND
------------------------------------------- --------------------- ------------------- -----------------------------------
Name and Address                                   Shares            % Ownership              Type of Ownership
------------------------------------------- --------------------- ------------------- -----------------------------------
Charles Schwab & Co., Inc.
101 Montgomery Street                           113,813.673             42.09%                      Record
San Francisco, CA  94104
------------------------------------------- --------------------- ------------------- -----------------------------------
National Financial Services Corporation
One World Financial Ctr                          28,097.375             10.39%                      Record
200 Liberty St
New York, NY 1091-1003
------------------------------------------- --------------------- ------------------- -----------------------------------
Deno Melchiorre                                  16,254.876             6.01%                       Record
Deno Melchiorre Trust
PO Box 74
Deerfield, IL 60015-0074
------------------------------------------- --------------------- ------------------- -----------------------------------

MANAGEMENT OWNERSHIP

As of August 31, 2000, the Trustees and Officers of the Trust, as a group, owned 2.74% of the outstanding shares of the Fund. Eugene Y.W. Lee, Ph.D, President of the Fund, owns 2.54% and the Chairman of the Board, Edward M. Mazze, Ph.D, owns 0.20% of Fund shares.

INVESTMENT MANAGER

Integrity Global Asset Management, Inc. ("IGAM"), is a Delaware corporation that serves as an investment manager to the Fund pursuant to an Investment Management Agreement dated as of September 13, 1999. Eugene Y.W. Lee, Ph.D., CFA, is the President and founder of IGAM and the Chief Portfolio Manager for the Fund. He is also the President, Treasurer and Secretary of IGAM Group Funds, and serves on its Board of Trustees. Dr. Lee is a Chartered Financial Analyst and received his Master of Arts degree in Mathematics from the University of Texas at Austin in 1986 followed by his doctoral degree in Finance in 1986. He joined the faculty of the University of Rhode Island in 1992 and is currently an Associate Professor of Finance. Dr. Lee previously was Assistant Professor of Finance at University of Missouri - Columbia from 1986 to 1992.

This Investment Management Agreement is effective for an initial term of two years and will continue on a year-to-year basis thereafter, provided that specific approval is voted at least annually by the Board of Trustees of the Trust or by the vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the trustees of the Trust who are neither parties to the Agreement nor interested persons of any such party as defined in the 1940 Act at a meeting called for the purpose of voting on such approval. The Investment Manager's decisions are made subject to direction of the Board of Trustees. The Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund.

For the services provided by the investment manager under the Agreement, the Trust, on behalf of the Fund, has agreed to pay to IGAM an annual fee of 0.65% of the Fund's average daily net assets. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. The fee is higher than the fee paid by most other index mutual funds.

IGAM has contractually agreed through December 31, 2001 to waive all or a portion of the advisory fee, and to pay Fund expenses, to the extent necessary to limit the Fund's total annual operating expenses to 0.99%. After that date, IGAM may determine to continue to control Fund operating expenses under a contractual or voluntary arrangement, or it may end the arrangement. When the Fund's assets grow to a point where fee waivers are no longer necessary, IGAM may seek to recoup amounts waived or expenses payments that it made. IGAM shall only be entitled to recoup such amounts for a period of three years from the date the amount was waived or paid. For the period November 4, 1999 through June 30, 2000, the total amount payable to IGAM for investment management services, all of which was waived, was $10,578.

CODE OF ETHICS

Both the Trust and the Investment Manager have adopted Codes of Ethics that govern the conduct of employees of the Trust and Investment Manager who may have access to information about the Fund's securities transactions. The Codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of their own interests. Among other things, the Codes require preclearance of personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by the Fund or other clients of the Investment Manager; annual and quarterly reporting of personal securities holdings; and limitations on personal trading of initial public offerings. Violations of the Codes are subject to review by the Trustees and could result in severe penalties.

ADMINISTRATIVE SERVICES

Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, a subsidiary of Firstar Bank, N.A., provides administrative personnel and services (including blue-sky services) to the Fund. Administrative services include, but are not limited to, providing office space, equipment, telephone facilities, various personnel, including clerical and supervisory, and computers, as is necessary or beneficial to provide compliance services to the Fund. Firstar Mutual Fund Services, LLC also will serve as fund accountant and transfer agent under separate agreements. For the period November 4, 1999 through June 30, 2000, the total amount the Fund paid to Firstar Mutual Fund Services, LLC was $25,329.

CUSTODIAN

Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 is custodian for the securities and cash of the Fund. Under the Custodian Agreement, Firstar Bank, N.A. holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties.

DISTRIBUTOR

T.O. Richardson Securities, Inc. serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement with the Trust dated as of September 13, 1999 (the "Distribution Agreement"). T.O. Richardson Securities, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of the NASD. The offering of the Fund's shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund's shares. For the period November 4, 1999 through June 30, 2000, the Distributor was entitled to receive $4,069 for its services.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN. The Board of Trustees has adopted a Distribution and Shareholder Servicing Plan on behalf of the Fund, in accordance with Rule 12b-1 (the "Plan") under the 1940 Act. The Fund is authorized under the Plan to use the assets of the Fund to reimburse the Investment Manager, the Distributor or others for their actual expenses associated with certain activities relating to the distribution and promotion of shares of the Fund to investors and for providing other shareholder services. The maximum amount payable under the Plan is 0.25% of the Fund's average net assets on an annual basis. For the period November 4, 1999 through June 30, 2000, the Fund paid the following 12b-1 fees under the plan:

----------------------------------------------------------- -----------------
FUND EXPENDITURES UNDER 12B-1 PLAN (11/4/99 TO 6/30/00)
----------------------------------------------------------- -----------------
Advertising                                                      None
----------------------------------------------------------- -----------------
Printing and/or mailing of prospectuses to the other
current shareholders                                             $466
----------------------------------------------------------- -----------------
Compensation to the Distributor                                  None
----------------------------------------------------------- -----------------
Compensation to sales                                            None
----------------------------------------------------------- -----------------
Interest carrying or other financing charges                     None
----------------------------------------------------------- -----------------
Other                                                            None
----------------------------------------------------------- -----------------

The NASD's maximum sales charge rule relating to mutual fund shares establishes limits on all types of sales charges, whether front-end, deferred or asset-based. This rule may operate to limit the aggregate distribution fees to which shareholders may be subject under the terms of the Plan.

The Plan authorizes the use of Fund assets to reimburse expenses incurred by, banks, broker/dealers and other institutions which provide distribution assistance and/or shareholder services including, but not limited to, printing and distributing prospectuses to persons other than Fund shareholders, printing and distributing advertising and sales literature and reports to shareholders used in connection with selling shares of the Fund, furnishing personnel and communications equipment to service shareholder accounts and prospective shareholder inquiries.

The Plan requires that any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the Plan or any related agreement prepare and furnish to the Trustees for their review, at least quarterly, written reports complying with the requirements of the Rule and setting out the amounts expended under the Plan and the purposes for which those expenditures were made. The Plan provides that so long as it is in effect the selection and nomination of Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees then in office who are not interested persons of the Trust.

Neither the Plan nor any related agreements can take effect until approved by a majority vote of both all the Trustees and those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on the Plan and the related agreements. The Trustees approved the Plan on September 13, 1999.

The Plan will continue in effect only so long as its continuance is specifically approved at least annually by the Trustees in the manner described above for Trustee approval of the Plan. The Plan for the Fund may be terminated at any time by a majority vote of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the Plan or in any agreement related to the Plan or by vote of a majority of the outstanding voting securities of the Fund.

The Plan may not be amended so as to materially increase the amount of the distribution fees for the Fund unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the Fund. In addition, no material amendment may be made unless approved by the Trustees in the manner described above for Trustee approval of the Plan.

PRICING OF SHARES

Shares of the Fund are sold on a continual basis at the offering price. As described in the Fund's prospectus under "How to Purchase Shares," the offering price is the net asset value per share plus any applicable sales charge. The net asset value of Fund shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no shares of the Fund are tendered for redemption and no order for Fund shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas Day. The portfolio securities in which the Fund invests fluctuate in value, and hence the net asset value per share of the Fund will fluctuate.

An example of how the Fund calculated its total offering price per shares as of June 30, 2000 is as follows:

                        NET ASSETS         =   Net Asset Value per share
                    --------------
                    Shares Outstanding

                    $3,189,188             =   $11.29
                    ----------
                       282,435

Securities listed on a U.S. securities exchange or Nasdaq for which market quotations are readily available at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Options, futures, unlisted
U. S. securities and listed U. S. securities not traded on the valuation date for which market quotations are readily available are valued at the most recent quoted bid price.

Fixed-income securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Fixed-income securities purchased with remaining maturities of 60 days or less are valued at amortized cost if it reflects fair value. In the event that amortized cost does not reflect market, market prices as determined above will be used. Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Fund. Shares of Beneficial Interest

SHARES OF BENEFICIAL INTEREST

The Trust is a series business trust that currently offers one series of shares. The beneficial interest of the Trust is divided into an unlimited number of shares, with no par value. Each share has equal dividend, voting, liquidation and redemption rights. There are no conversion or preemptive rights. Shares, when issued, will be fully paid and nonassessable. Fractional shares have proportional voting rights. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to the Board of Trustees. Shares will be maintained in open accounts on the books of the Transfer Agent, and certificates for shares will generally not be issued.

If they deem it advisable and in the best interests of shareholders, the Trustees may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If additional series or classes of shares are created, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Trustees. Upon the Trust's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

PURCHASING SHARES

Shares of the Fund are sold in a continuous offering and may be purchased on any business day through authorized investment dealers or directly from the Fund.

Stock Certificates and Confirmations

The Fund does not intend to issue stock certificates representing shares purchased. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by the Fund to the stockholder's address of record.

Special Incentive Programs

At various times the Fund may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or recognition program conforming to criteria established by the Fund, or participate in sales programs sponsored by the Fund. In addition, the investment manager or distributor, in their discretion may from time to time, pursuant to objective criteria, sponsor programs designed to reward selected dealers for certain services or activities that are primarily intended to result in the sale of shares of the Fund. These programs will not change the price you pay for your shares or the amount that the Fund will receive from the sale.

Sales Charges and Waivers

The Fund's sales charges are described in the Prospectus under the heading "Sales Charges and Waivers." Also, as stated in the Prospectus, you may purchase shares of the Fund without a sales charge if you are a shareholder of the Fund of record as of October 1, 2000, a bank, trust company, charitable organization, or other institution acting on behalf of a fiduciary client, you are a registered investment advisor, fee-based financial planner, part of a wrap account or other investment program not receiving a portion of the sales charges of the Fund but in which a fee is paid directly to an investment professional; you are part of a pension, profit sharing or other qualified retirement plan, including employer-sponsored 401(k) and 403(b) plans, you are a registered representative and/or employee of a broker-dealer that has a selling agreement with the Distributor,you are any individual with an investment account and/or advisory relationship with IGAM or the Distributor, you are, or are a family member of, a past or present officer, director, or employee of the Fund, IGAM or the Distributor, or you are a member of a group (including spouses and dependent children) comprised of at least 100 persons engaged, or previously engaged, in a common business, profession, civic or charitable endeavor and/or other activity. These exemptions of sales charges are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

REDEMPTION OF SHARES

To redeem shares, shareholders may send a written request to:

REGULAR MAIL:                            OVERNIGHT OR EXPRESS MAIL:
-------------                            --------------------------
The Internet Index Fund                  The Internet Index Fund
c/o Firstar Mutual Fund Services, LLC    c/o Firstar Mutual Fund Services, LLC
P.O. Box 701                             615 East Michigan Street, 3rd Floor
Milwaukee, WI  53201-0701                Milwaukee, WI  53202

The written letter of instructions must include

o        the investor's social security number or tax identification number,

o        the fund name,

o        the account number,

o        the share or dollar amount to be redeemed, and

o        signature by all shareholders on the account.

The proceeds will be wired to the bank account of record or sent to the address of record within seven days.

If a shareholder requests that redemption proceeds be sent to an address other than that on record with the Fund or proceeds be made payable to someone other than to the shareholder(s) of record, the written request must have signatures guaranteed by:

o a trust company or commercial bank whose deposits are insured by the BIF, which is administered by the FDIC;

o        a member of the New York, Boston, American, Midwest, or Pacific Stock
         Exchange;

o a savings bank or savings association whose deposits are insured by the SAIF, which is administered by the FDIC; or

o any other "eligible guarantor institution" as defined in the Securities Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantor program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.

PORTFOLIO TRANSACTIONS AND TURNOVER

The Fund's portfolio securities transactions are placed by the Investment Manager. The objective of the Fund is to obtain the best available execution in its portfolio transactions, taking into account the costs, promptness of executions and other qualitative considerations. There is no pre-existing commitment to place orders with any broker, dealer or member of an exchange. The Investment Manager may, however, place orders with brokers or dealers who sell shares of the Fund, in recognition of such sales, consistent with NASD rules. The Investment Manager evaluates a wide range of criteria in seeking the most favorable price and market for the execution of transactions, including the broker's commission rate, execution capability, positioning and distribution capabilities, information in regard to the availability of securities, trading patterns, statistical or factual information, opinions pertaining to trading strategy, back office efficiency, ability to handle difficult trades, financial stability, and prior performance in servicing the Investment Manager and its clients. In transactions on equity securities and U.S. Government securities executed in the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the Investment Manager, better prices and executions are available elsewhere.

The Investment Manager, when effecting purchases and sales of portfolio securities for the account of the Fund, will seek execution of trades either (i) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (ii) at a higher rate of commission charges, if reasonable, in relation to brokerage and research services provided to the Fund or the Investment Manager by such member, broker, or dealer. Such services may include, but are not limited to, any one or more of the following; information as to the availability of securities for purchase or sale, statistical or factual information, or opinions pertaining to investments. The Investment Manager may use research and services provided by brokers and dealers in servicing all its clients, including the Fund, and not all such services will be used by the Investment Manager in connection with the Fund. In accordance with the provisions of Section 28(e) of the 1934 Act, the Manager may from time-to-time receive services and products which serve both research and non-research functions. In such event, the Manager makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component. Brokerage may also be allocated to dealers in consideration of the Fund's share distribution but only when execution and price are comparable to that offered by other brokers.

If the investment manager provides investment advisory services to individuals and other institutional clients, there may be occasions on which other investment advisory clients advised by the investment manager may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the investment manager may average the transactions as to price and allocate the amount of available investments in a manner which is believes to be equitable to each client, including the Fund. On the other hand, to the extent permitted by law, the investment manager may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain lower brokerage commissions, if any.

Because of the Fund's indexing investment strategy, it generally only sells securities to generate cash to satisfy redemption requests, or to rebalance its portfolio to track the target index. As a result, the Fund's portfolio turnover rate is expected to be extremely low. However, the Fund is not managed in a manner designed to maximize tax efficiencies or reduce transaction costs, and securities will be purchased and sold without regard to such factors as the investment manager deems appropriate. Of course, when selling portfolio securities, the manager will attempt to minimize taxable gains. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

For the period November 4, 1999 through June 30, 2000 the Fund paid the following brokerage commissions:

--------------------------------------------------------------------------------
Broker                        Total Commissions Paid    % of Total Commissions
--------------------------------------------------------------------------------
Bear Stearns                          $1,930                    63.9%
--------------------------------------------------------------------------------
Morgan Stanley & Company              $1,090                    36.1%
--------------------------------------------------------------------------------
Total:                                $3,020                    100.0%
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at their net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Trust will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of an Automatic Withdrawal Plan or an Automatic Investment Plan. Shareholders may rely on these statements in lieu of stock certificates. Stock certificates representing shares of the Fund will not be issued.

TAXES

DISTRIBUTIONS OF NET INVESTMENT INCOME. The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAIN. The Fund may derive capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gain dividends from the Fund's sale of securities held for more than five years may be subject to a reduced rate of tax.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. The Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. The Fund has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gain it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS. To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES. Redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS will require that you report any gain or loss on your redemption. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares.

Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), gain from the sale of Fund shares held for more than five years may be subject to a reduced rate of tax.

Any loss incurred on the redemption of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS. If you redeem some or all of your shares in the Fund, and then reinvest the sales proceeds in the Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report any gain or loss on the redemption of your original shares in the Fund. In doing so, all or a portion of the sales charge that you paid for your original shares in the Fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT SECURITIES. States grant tax-free status to dividends paid to you from interest earned on certain U.S. government securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. If you are a corporate shareholder, you should note that ___% of the dividends paid by the Fund for the most recent fiscal year qualified for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES. The Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize a loss. These rules could therefore affect the amount, timing or character of the income distributed to you by the Fund.

PERFORMANCE INFORMATION

TOTAL RETURN. Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:

                                 P(1 + T)n = ERV

where P equals a hypothetical initial payment of $1,000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

CUMULATIVE TOTAL RETURN. Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components or income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return. Sales loads (if any) are reflected in the return that follows:

         November 4, 1999 (inception date) to August 31, 2000          27.80%*

*This is not an annualized number. This percentage is reflected as of the inception date.

OTHER INFORMATION. The Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in a Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount.

If permitted by applicable law, the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., the Donoghue Organization, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of its ranking in each applicable universe. In addition, the Fund may use performance data reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Investor's Daily, IBC/Donoghue's Money Fund Report, Money Magazine, The Wall Street Journal and USA Today.

In addition to the Index, the Fund may from time to time use the following unmanaged indices for performance comparison purposes:

o S&P 500 - The S&P 500 is an index of 500 stocks designed to track the overall equity market's industry weightings. Most, but not all, large capitalization stocks are in the index. There are also some small capitalization names in the index. The list is maintained by Standard & Poor's Corporation. It is market capitalization weighted. There are always 500 issuers in the S&P 500. Changes are made by Standard & Poor's as needed.

o Russell 2000 - The Russell 2000 is composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U. S. publicly-traded companies.

o The Nasdaq Composite Index - The Nasdaq Composite Index is a broad-based market capitalization-weighted index of all Nasdaq stocks.

AUDITORS

Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee, WI 53202 serves as the Fund's independent auditor, whose services include examination of the Fund's financial statements and the performance of other related audit and tax services.

FINANCIAL STATEMENTS

The financial statements for the period November 4, 1999 through June 30, 2000 are incorporated herein by reference from the Fund's Annual Report, as filed with the Securities and Exchange Commission on September 8, 2000. A copy of the Annual Report for the Fund may be obtained without charge by contacting the Fund at the address located on the front of this SAI or by calling 1-800-234-0849.